Exhibit 99.1

RESIGNATION OF OFFICER

February 25, 2013

Board of Directors
Vidable, Inc.

Gentlemen:

I tender my resignation as President, Chief Financial Officer, and Secretary, such resignation to be effective immediately.

Thank you in advance for your prompt attention to this matter.

Sincerely yours,

/s/ Lino Luciani

Lino Luciani

RESIGNATION OF DIRECTOR

February 25, 2013

Board of Directors
Vidable, Inc.

Gentlemen:

I tender my resignation as a director of Vidable, Inc., such resignation to be effective immediately.

My resignation as a director is not because of any disagreements with Vidable,Inc. on matters relating to its operations, policies, and practices.

Thank you in advance for your prompt attention to this matter.

Sincerely yours,

/s/ Lino Luciani

Lino Luciani